AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT


                                       OF


                              THE FOREST BANK, LLC,
                      a Delaware limited liability company


                                     TABLE OF CONTENTS
                                     -----------------
                                                                                      PAGE
                                                                                      ----
ARTICLE I  THE LLC......................................................................1

         1.1. Organization..............................................................1
              ------------
         1.2. LLC Name..................................................................1
              --------
         1.3. Purpose...................................................................1
              -------
         1.4. Powers....................................................................2
              ------
         1.5. Principal Place of Business...............................................2
              ---------------------------
         1.6. Term......................................................................2
              ----
         1.7. Filings; Agent for Service of Process.....................................2
              -------------------------------------
         1.8. Not for Profit - Manager Duties...........................................2
              -------------------------------
         1.9. Reservation of Other Business Opportunities...............................3
              -------------------------------------------

ARTICLE II  CAPITAL CONTRIBUTIONS; ADDITIONAL  FINANCING AND CONTRIBUTIONS..............3

         2.1. Initial Capitalization....................................................3
              ----------------------
         2.2. Issuance of Preferred Units...............................................3
              ---------------------------
         2.3. Additional Financing......................................................4
              --------------------
         2.4. Mandatory Additional Capital Contributions................................4
              ------------------------------------------
         2.5. Optional Capital Contributions and Loans..................................4
              ----------------------------------------
         2.6. Transfer of the Timber Rights.............................................4
              -----------------------------
         2.7. Other Matters.............................................................4
              -------------

ARTICLE III  ALLOCATIONS................................................................5

         3.1. Profits...................................................................5
              -------
         3.2. Losses....................................................................5
              ------
         3.3. Special Allocations.......................................................5
              -------------------
         3.4. Curative Allocations......................................................7
              --------------------
         3.5. Other Allocation Rules....................................................7
              ----------------------
         3.6. Tax Allocations:  Code Section 704(c).....................................8
              -------------------------------------

ARTICLE IV  DISTRIBUTIONS...............................................................8

         4.1. Distributions of Available Cash Flow......................................8
              ------------------------------------
         4.2. Preferred Returns.........................................................9
              -----------------
         4.3. Withholding...............................................................9
              -----------
         4.4. First-Year Proration......................................................9
              --------------------
         4.5. Default on Preferred Return...............................................9
              ---------------------------

ARTICLE V  MEMBERSHIP; MEETINGS........................................................10

         5.1. Classes of Membership....................................................10
              ---------------------
         5.2. Membership List..........................................................10
              ---------------
         5.3. Limited Liability........................................................10
              -----------------
         5.4. Authority of and Action by Members.......................................10
              ----------------------------------
         5.5. Required Vote or Approval of Members.....................................11
              ------------------------------------
         5.6. Meetings.................................................................11
              --------
         5.7. Notice of Meeting........................................................11
              -----------------
         5.8. Proxies..................................................................11
              -------

                                             i

         5.9. Quorum...................................................................11
              ------
         5.10. Order of Business.......................................................12
               -----------------
         5.11. Telephonic Meeting......................................................12
               ------------------
         5.12. Written Consent.........................................................12
               ---------------

ARTICLE VI  MANAGEMENT.................................................................12

         6.1. Management...............................................................12
              ----------
         6.2. Designation of Board of Managers.........................................12
              --------------------------------
         6.3. Quorum...................................................................13
              ------
         6.4. Meetings of Board........................................................13
              -----------------
         6.5. Officers.................................................................13
              --------
         6.6. Term of Office...........................................................13
              --------------
         6.7. Vacancies................................................................13
              ---------
         6.8. Limitation of Liability of the Managers..................................13
              ---------------------------------------
         6.9. Indemnification..........................................................14
              ---------------
         6.10. Compensation............................................................14
               ------------

ARTICLE VII  BOOKS AND RECORDS.........................................................14

         7.1. Books and Records; Financial Statements to Members.......................14
              --------------------------------------------------
         7.2. Tax Matters..............................................................14
              -----------
         7.3. Right of Inspection......................................................16
              -------------------
         7.4. Financial Records........................................................17
              -----------------

ARTICLE VIII  FISCAL MATTERS...........................................................15

         8.1. Fiscal Year..............................................................15
              -----------
         8.2. Deposits.................................................................15
              --------
         8.3. Agreements, Consents, Checks, Etc........................................15
              ----------------------------------
         8.4. Accountant...............................................................15
              ----------
         8.5. Legal Counsel............................................................15
              -------------

ARTICLE IX  UNITS......................................................................16

         9.1. Membership Units.........................................................16
              ----------------
         9.2. Unit Certificates........................................................16
              -----------------
         9.3. Authorization and Issuance of Additional Units...........................16
              ----------------------------------------------
         9.4. Authorization and Issuance of Additional Units upon a Revaluation........17
              -----------------------------------------------------------------

ARTICLE X  TRANSFER AND REDEMPTION.....................................................17

         10.1. Transfer Generally......................................................17
               ------------------
         10.2. Restriction on Transfer.................................................17
               -----------------------
         10.3. Redemption of Preferred Units...........................................18
               -----------------------------

ARTICLE XI  DISSOLUTION AND WINDING UP.................................................21

         11.1. Liquidating Events......................................................21
               ------------------
         11.2. Winding Up..............................................................21
               ----------
         11.3. Capital Account Deficit Restoration.....................................22
               -----------------------------------
         11.4. Transfer of Timber Rights in Liquidation................................22
               -----------------------------------------

ARTICLE XII  AMENDMENTS................................................................22

         12.1. Amendments..............................................................22
               ----------
         12.2. Merger..................................................................23
               ------

ARTICLE XIII  DEFINITIONS; CONSTRUCTION................................................23

         13.1. Definitions.............................................................23
               -----------
         13.2. Construction............................................................32
               ------------

                                            ii

         13.3. Headings................................................................32
               --------
         13.4. Variation of Pronouns...................................................32
               ---------------------
         13.5. Incorporation by Reference..............................................32
               --------------------------

ARTICLE XIV  MISCELLANEOUS.............................................................32

         14.1. Notices.................................................................32
               -------
         14.2. Binding Effect..........................................................32
               --------------
         14.3. Creditors...............................................................32
               ---------
         14.4. Remedies Cumulative.....................................................32
               -------------------
         14.5. Severability............................................................33
               ------------
         14.6. Further Action..........................................................33
               --------------
         14.7. Governing Law...........................................................33
               -------------
         14.8. Waiver of Action for Partition..........................................33
               ------------------------------
         14.9. Counterpart Execution...................................................33
               ---------------------

EXHIBIT A-1                FORM OF CLASS A-1 CERTIFICATE
EXHIBIT A-2                FORM OF CLASS A-2 CERTIFICATE
EXHIBIT A-3                FORM OF CLASS A-3 CERTIFICATE
EXHIBIT B                  FORM OF CLASS M CERTIFICATE
EXHIBIT C                  FORM OF THE FOREST BANK MANAGEMENT AND CONSERVATION EASEMENT
EXHIBIT D                  FORM OF THE NATURE CONSERVANCY CONSERVATION EASEMENT
EXHIBIT E                  FORM OF THE FOREST BANK MANAGEMENT EASEMENT
EXHIBIT F                  FORM OF THE SUBSCRIPTION AGREEMENT
EXHIBIT G                  FORM OF THE MANAGEMENT AGREEMENT


            AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT
                                       OF
                              THE FOREST BANK, LLC


         This AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT of The Forest Bank, LLC is entered into this ___ day of _______, 2001, by and among The Nature Conservancy, a District of Columbia non-profit corporation ("TNC"), and
                                                                    ---
the other Members pursuant to the terms hereof. Capitalized terms used herein shall have the meanings assigned to them in Article XIII.
                                            ------------

         WHEREAS, effective as of January 17, 2001, TNC, as the sole Member of the LLC, executed a limited liability company agreement for the LLC (the "Original Agreement"); and
 ------------------

         WHEREAS, the Members now desire to amend and restate the Original Agreement in connection with the LLC's issuance of class A membership units.

         NOW THEREFORE, in consideration of the mutual covenants, conditions, agreements, promises and obligations set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Members agree as follows:

                                    ARTICLE I

                                     THE LLC

1.1. Organization. The Members hereby agree to form a limited liability company
     ------------
pursuant to the provisions of the Act and upon the terms and conditions set forth in this Agreement.

1.2. LLC Name. The name of the limited liability company formed hereby shall be
     --------
"The Forest Bank, LLC" and all business of the LLC shall be conducted in such name or such other name as the Board of Managers shall determine. The LLC shall hold all of its property in the name of the LLC and not in the name of any Manager or any Member.

1.3.     Purpose.  The purpose and business of the LLC shall be:
         -------

     (a) to conserve forest land to maintain ecological features and natural processes;

     (b) to manage such lands, forests and associated resources to provide economic and financial benefits to the Members;

     (c) to allow owners of forest land the opportunity to participate in the purposes set forth in clauses (a) and (b); and

     (d) to do any and all acts and things which may be necessary or incidental to the foregoing or the promotion or conduct of the business of the LLC or any of the Property.

     It is understood that the foregoing statement of purposes shall not serve as a limitation on the powers or abilities of the LLC, which shall be permitted to engage in any and all lawful business activities; provided, however, that if there is a conflict among Sections 1.3(a), (b), (c) and/or (d), Section 1.3(a)
shall control.            -------------------------        -------------------

1.4. Powers. The LLC shall possess and may exercise all the powers and
     ------
privileges granted by the Act, all other applicable law or by this Agreement, together with any powers incidental thereto, so far as such powers and privileges are necessary or convenient to the conduct, promotion and attainment of the business, purposes or activities of the LLC; provided, however, that the
                                                    -----------------
LLC shall not transfer or otherwise dispose of the Timber Rights contributed to it by the Preferred Members other than in connection with the dissolution and liquidation of the LLC.

1.5. Principal Place of Business. The principal place of business of the LLC
     ---------------------------
shall be 146 East Main Street, Abingdon, Virginia 24210 or such other location as may be designated by the Manager from time to time.

1.6. Term. The term of the LLC shall be perpetual unless and until the LLC is
     ----
dissolved pursuant to the Act or as set forth herein. The existence of the LLC as a separate legal entity shall continue until cancellation of the Formation Certificate in the manner required by the Act.

1.7. Filings; Agent for Service of Process.
     -------------------------------------

     (a) The Formation Certificate has been filed in the office of the Secretary of State of the State of Delaware on January 17, 2001 in accordance with the provisions of the Act. The Board shall take any and all other actions reasonably necessary to perfect and maintain the status of the LLC under the laws of the State of Delaware. The Board shall cause amendments to the Formation Certificate to be filed whenever required by the Act. Such amendments shall be executed by the Board.

     (b) The Members hereby ratify and adopt the Formation Certificate filed with the Secretary of State of the State of Delaware and all actions taken by James S. Seevers, Jr. in connection with the preparation and filing of the Formation Certificate.

     (c) The registered agent for service of process on the LLC in the State of Delaware, and the address of such agent, shall initially be CT Corporation System, 1209 Orange Street, Wilmington, Delaware 19801. The Board, in its sole and absolute discretion, may change the registered agent and appoint successor registered agents.

     (d) Upon the dissolution of the LLC, the Board (or, in the event there are no members of the Board, the Person responsible for winding up and dissolution of the LLC pursuant to Article XI hereof), shall promptly execute and cause to
                       ----------
be filed articles of dissolution in accordance with the Act and the laws of any other states or jurisdictions in which the LLC has registered to transact business or otherwise filed articles.

1.8. Not for Profit - Manager Duties. The LLC shall be operated to advance the
     --------------
purpose stated in Section 1.3 without regard to whether such purpose, or the
                  -----------
activities of the LLC to achieve such purpose, earn a profit for the LLC or its Members. The initial Class M Member is a not-for-profit corporation. The Members understand and acknowledge the foregoing and agree that notwithstanding anything herein (express or implied):

     (a) the initial Class M Member (and any successor Class M Member which may also be a tax-exempt entity pursuant to Code Section 501(c)) and its designees on the Board shall not be required to manage the LLC or do any other thing inconsistent with its purposes and its status as a tax-exempt, not-for-profit organization; and

     (b) the rights and property of the LLC, including without limitation those rights granted to the LLC under the Forest Bank Management and Conservation Easements and the Forest Bank Management Easements, shall be operated, administered and employed in a manner consistent with the purposes set forth in
Section 1.3, without regard to whether operation, administration or employment
-----------
in a different manner might yield a greater monetary return to the LLC or to the Members.

1.9. Reservation of Other Business Opportunities. No business opportunities of
     -------------------------------------------
any Member or Manager shall be deemed the property of the LLC, and each such Member or Manager may engage in or possess an interest in any other business venture, independently or with others, of any nature or description; and neither any other Member nor the LLC shall have any rights by virtue hereof in and to such other business ventures, or to the income or profits derived therefrom. Each of the Members acknowledges that the Class M Member, in and for itself and as general partner of or otherwise pursuant to other entities, now is and hereafter will be conducting business and otherwise engaged in activities similar or competitive to the business or activities of the LLC, and that no such activity shall be a breach or violation of this agreement or any fiduciary duty of the Class M Member or of the Managers. Each Member further acknowledges and agrees that the Board and the Class M Member have no duty or obligation to present any activity or business opportunity to the LLC and may conduct any activity or business opportunity in its individual capacity or through any other entity.

                                   ARTICLE II

                        CAPITAL CONTRIBUTIONS; ADDITIONAL
                           FINANCING AND CONTRIBUTIONS

2.1. Initial Capitalization. On January 17, 2001 in consideration for a cash
---------------------------
Capital Contribution of $500,000, the provision of certain management services pursuant to the Management Agreement attached hereto as Exhibit G, and the
                                                        ---------
covenants made by TNC herein and therein, the LLC issued and delivered 1,500,000 Class M Units to TNC. The Members agree that the fair market value of TNC's initial Capital Contributions shall be $1,250,000.

2.2. Issuance of Preferred Units. Upon execution and delivery by a Person of (a)
--------------------------------
a Forest Bank Management Easement or a Forest Bank Management and Conservation Easement (including any and all documents as may be required to file such documents and give such documents effect), (b) a Subscription Agreement and (c) this Agreement, the LLC shall (x) issue Preferred Units of the class and in the number set forth in the Subscription Agreement to such Person, as evidenced by delivery of an appropriate Certificate to such Person, (y) admit such

Person as a Member and (z) revise the Unit Record hereto to reflect the admission of such Person as a Member and the issuance of such Preferred Units to such Member.

2.3. Additional Financing.
     --------------------

     (a) The sums of money required to finance the business and affairs of the LLC shall be derived from the Capital Contributions made by the Members to the LLC (and the proceeds from the management thereof), funds generated from the operation and the business of the LLC, any loans or other indebtedness which the Class M Member may make pursuant to Section 2.5.
                                    -----------

     (b) No Preferred Member shall be required to make additional Capital Contributions.

     (c) No Preferred Member may make additional Capital Contributions except upon the approval of the Board.

2.4. Mandatory Additional Capital Contributions. If at any time the LLC does not
     ------------------------------------------
have (i) sufficient funds to fulfill its obligation to redeem Units pursuant to
Section 10.3, (ii) Available Cash Flow to fulfill its obligations to pay the
------------
Preferred Return pursuant to Section 4.1 or (iii) sufficient funds, in the
                             -----------
judgment of the Board, to conduct its operations, then, within ten days of receipt of a written request from the Board, the Class M Member shall make additional Capital Contributions to the LLC; provided, however, that the Class M Member's obligation to make additional Capital Contributions pursuant to this
Section 2.4 is limited, in the aggregate, to $250,000.
-----------

2.5. Optional Capital Contributions and Loans. If at any time the LLC does not
     ----------------------------------------
have (i) sufficient funds to fulfill its obligation to redeem Units pursuant to
Section 10.3, (ii) Available Cash Flow to fulfill its obligations to pay the
------------
Preferred Return pursuant to Section 4.1 or (iii) sufficient funds, in the
                             -----------
judgment of the Board, to conduct its operations, then the Class M Member has the option, but is not required, to (i) purchase additional Class M Units for cash equal to $1.00 per unit; (ii) purchase Class A-1 Units for $1.00 per unit, or (iii) loan cash to the LLC pursuant to a Promissory Note.

2.6. Transfer of the Timber Rights. The LLC shall not transfer any Timber Rights
     -----------------------------
contributed as part of a Capital Contribution to any party other than (a) the original contributor of such Timber Rights, or (b) in connection with the dissolution and winding up of the LLC as provided in Article XI hereof.
                                                     ----------

2.7. Other Matters. Except as otherwise provided in this Agreement, no Member
     -------------
shall demand or receive a return of its Capital Contributions from the LLC except pursuant to the Default Redemption feature set forth in Section 10.3(i)
                                                               ---------------
hereof without the consent of the Board. Under circumstances requiring a return of any Capital Contributions, no Member shall have the right to receive property other than cash except as may be specifically provided herein.

     (a) No Member shall receive any interest, salary or drawing with respect to its Capital Contributions or its Capital Account or for services rendered on behalf of the LLC or otherwise in its capacity as a Member, except as otherwise provided in this Agreement or with the consent of the Board.

                                   ARTICLE III

                                   ALLOCATIONS

3.1. Profits. After giving effect to the special allocations set forth in
     -------
Section 3.3 and Section 3.4, Profits for any Allocation Year shall be allocated
-----------     -----------
in the following order and priority:

     (a) First, to the Members holding Preferred Units, pro rata, in proportion
                                                        --------
to the relative amounts to be allocated under this Section 3.1(a), such that
                                                   --------------
each Member holding Preferred Units will have been allocated cumulative items of Profit through the end of such Allocation Year equal to the aggregate amounts to be distributed to such Member pursuant to Section 4.1(a); and
                                          -------------

     (b) The balance, if any, to the Members, pro rata, in proportion to the
                                              --- ----
relative number of Units held by each such Member.

3.2. Losses. After giving effect to the special allocations set forth in Section
     ------                                                              -------
3.3 and Section 3.4, Losses for any Allocation Year shall be allocated as set
---     -----------
forth in Section 3.2(a), subject to the limitation in Section 3.2(b).
         -------------                                --------------

     (a) Losses for any Allocation Year shall be allocated in to the Members, pro rata, in proportion to the relative number of Units held by each such
--------
Member.

     (b) The Losses allocated pursuant to Section 3.2(a) shall not exceed the
                                          -------------
maximum amount of Losses that can be so allocated without causing any Member to have an Adjusted Capital Account Deficit at the end of any Allocation Year. In the event some but not all of the Members would have Adjusted Capital Account Deficits as a consequence of an allocation of Losses pursuant to Section 3.2(a),
                                                                 -------------
the limitation set forth in this Section 3.2(b) shall be applied on a Member by
                                 --------------
Member basis so as to allocate the maximum permissible Losses to each Member under Section 1.704-1(b)(2)(ii)(d) of the Regulations. All Losses in excess of the limitations set forth in this Section 3.2(b) shall be allocated to the Class
M Member.                         -------------

3.3. Special Allocations. The following special allocations shall be made in the
     -------------------
following order:

     (a) Minimum Gain Chargeback. Except as otherwise provided in Section
         -----------------------
1.704-2(f) of the Regulations, notwithstanding any other provision of this
Article III, if there is a net decrease in Member Minimum Gain during any
-----------
Allocation Year, each Member shall be specially allocated items of LLC income and gain for such Allocation Year (and, if necessary, subsequent Allocation Years) in an amount equal to such Person's share of the net decrease in Member Minimum Gain, determined in accordance with Section 1.704-2(g) of the Regulations. Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(f)(6) and 1.704-2(j)(2) of the Regulations. This Section
                                                                       -------
3.3(a) is intended to comply with the minimum gain chargeback requirement in
-----
Section 1.704-2(f) of the Regulations and shall be interpreted consistently therewith.

     (b) Member Minimum Gain Chargeback. Except as otherwise provided in Section
         ------------------------------
1.704-2(i)(4) of the Regulations, notwithstanding any other provision of this
Article III, if there is a net decrease in Member Nonrecourse Debt Minimum Gain
-----------
attributable to a Member Nonrecourse Debt during any Allocation Year, each Person who has a share of the Member Nonrecourse Debt Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(5) of the Regulations, shall be specially allocated items of LLC income and gain for such Allocation Year (and, if necessary, subsequent Allocation Years) in an amount equal to such Person's share of the net decrease in Member Nonrecourse Debt Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(4) of the Regulations. Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(i)(4) and 1.704-2(j)(2) of the Regulations. This Section 3.3(b) is
                                                         -------------
intended to comply with the minimum gain chargeback requirement in Section 1.704-2(i)(4) of the Regulations and shall be interpreted consistently therewith.

     (c) Qualified Income Offset. In the event any Member unexpectedly receives
         -----------------------
any adjustments, allocations, or distributions described in Section 1.704-1(b)(2)(ii)(d)(4), Section 1.704-1(b)(2)(ii)(d)(5) or Section
1.704-1(b)(2)(ii)(d)(6) of the Regulations, items of LLC income and gain shall be specially allocated to each such Member in an amount and manner sufficient to eliminate, to the extent required by the Regulations, the Adjusted Capital Account Deficit of such Member as quickly as possible, provided that an allocation pursuant to this Section 3.3(c) shall be made only if and to the
                            -------------
extent that such Member would have an Adjusted Capital Account Deficit after all other allocations provided for in this Article III have been tentatively made as
                                       -----------
if this Section 3.3(c) were not in the Agreement.
        -------------

     (d) Gross Income Allocation. In the event any Member has a deficit Capital
         -----------------------
Account at the end of any Allocation Year that is in excess of the sum of (i) the amount such Member is obligated to restore pursuant to any provision of this Agreement, and (ii) the amount such Member is deemed to be obligated to restore pursuant to the penultimate sentences of Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations, each such Member shall be specially allocated items of LLC income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this Section 3.3(d) shall be
                                                       -------------
made only if and to the extent that such Member would have a deficit Capital Account in excess of such sum after all other allocations provided for in this
Article III have been made as if Section 3.3(c) and this Section 3.3(d) were not
-----------                      --------------          --------------
in the Agreement.

     (e) Member Nonrecourse Deductions. Any Member Nonrecourse Deductions for
         -----------------------------
any Allocation Year shall be specially allocated to the Member who bears the economic risk of loss with respect to the Member Nonrecourse Debt to which such Member Nonrecourse Deductions are attributable in accordance with Regulations
Section 1.704-2(i)(1).

     (f) Nonrecourse Deductions. Nonrecourse Deductions for any Allocation Year
         ----------------------
shall be specially allocated to the Members, pro rata, in proportion to the
                                             --- ----
relative number of Units held by each such Member.

     (g) Section 754 Adjustments. To the extent an adjustment to the adjusted
         -----------------------
tax basis of any LLC asset pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Section 1.704-l(b)(2)(iv)(m)(2) or Section 1.704-1(b)(2)(iv)(m)(4) of the Regulations, to be taken into account in determining Capital Accounts as the result of a distribution to a Member in complete redemption of his Units, the amount of such adjustment to Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Member in accordance with his interests in the LLC in the event that Section 1.704-1(b)(2)(iv)(m)(2) of the Regulations applies, or to the Member to whom such distribution was made in the event that Section 1.704-1(b)(2)(iv)(m)(4) of the Regulations applies.

     (h) Allocations Relating to Taxable Issuance of LLC Units. Any income,
         -----------------------------------------------------
gain, loss or deduction realized as a direct or indirect result of the issuance of an interest by the LLC to a Member (the "Issuance Items") shall be allocated among the Members so that, to the extent possible, the net amount of such Issuance Items, together with all other allocations under this Agreement to each Member, shall be equal to the net amount that would have been allocated to each such Member if the Issuance Items had not been realized.

3.4. Curative Allocations. The allocations set forth in Section 3.2(b), Section
     --------------------                               --------------  -------
3.3(a), Section 3.3(b), Section 3.3(c), Section 3.3(d), Section 3.3(e), Section
-----   --------------  --------------  --------------  --------------  -------
3.3(f), and Section 3.3(g) (the "Regulatory Allocations") are intended to comply
------      --------------       ----------------------
with certain requirements of the Regulations. It is the intent of the Members that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of LLC income, gain, loss or deduction pursuant to this Section 3.4. Therefore,
                                                     -----------
notwithstanding any other provision of this Article III (other than the
                                            -----------
Regulatory Allocations), the Board shall make such offsetting special allocations of LLC income, gain, loss or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, each Member's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Member would have had if the Regulatory Allocations were not part of the Agreement and all LLC items were allocated pursuant to
Section 3.1 and Section 3.2(a). In exercising its discretion under this Section
-----------     --------------                                          -------
3.4, the Board shall take into account future Regulatory Allocations under
---
Section 3.3(a) and Section 3.3(b) that, although not yet made, are likely to
--------------     --------------
offset other Regulatory Allocations previously made under Section 3.3(e) and
                                                          -------------
Section 3.3(f).
-------------

3.5. Other Allocation Rules. Profits, Losses and any other items of income,
     ----------------------
gain, loss or deduction shall be allocated to the Members pursuant to this
Article III as of the last day of each Fiscal Year; provided, that Profits,
-----------                                         --------
Losses and such other items shall also be allocated at such times as the Gross Asset Values of the Property are adjusted pursuant to subparagraph (ii) of the definition of "Gross Asset Value" in Section 13.1.
                                     ------------

     (a) For purposes of determining the Profits, Losses, or any other items allocable to any period, Profits, Losses, and any such other items shall be determined on a daily, monthly, or other basis, as determined by the Board using any permissible method under Code Section 706 and the Regulations thereunder.

     (b) The Members are aware of the income tax consequences of the allocations made by this Article III and hereby agree to be bound by the provisions of this
             -----------
Article III in reporting
-----------
their shares of LLC income and loss for income tax purposes, except to the extent otherwise required by law.

     (c) Solely for purposes of determining a Member's proportionate share of the "excess nonrecourse liabilities" of the LLC within the meaning of Regulations Section 1.752-3(a)(3), the Members' interests in LLC profits shall be the relative number of Units by each Member.

     (d) To the extent permitted by Section 1.704-2(h)(3) of the Regulations, the Board shall endeavor to treat distributions of Available Cash Flow as having been made from the proceeds of a Nonrecourse Liability or a Member Nonrecourse Debt only to the extent that such distributions would cause or increase an Adjusted Capital Account Deficit for any Member.

3.6. Tax Allocations: Code Section 704(c). In accordance with Code Section
     ------------------------------------
704(c) and the Regulations thereunder, income, gain, loss, and deduction with respect to any property contributed to the capital of the LLC shall, solely for tax purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of such property to the LLC for federal income tax purposes and its initial Gross Asset Value (computed in accordance with subparagraph (i) of the definition of "Gross Asset Value" in Section 13.1).
                                                                  ------------
In the event the Gross Asset Value of any LLC asset is adjusted pursuant to subparagraph (ii) of the definition of "Gross Asset Value" in Section 13.1,
                                                              ------------
subsequent allocations of income, gain, loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Regulations thereunder. Any elections or other decisions relating to such allocations shall be made by the Board in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 3.6 are solely for purposes of
                                        -----------
federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Person's Capital Account or share of Profits, Losses, other items, or distributions pursuant to any provision of this Agreement. Except as otherwise provided in this Agreement, all items of LLC income, gain, loss, deduction, and any other allocations not otherwise provided for shall be divided among the Members in the same proportions as they share Profits or Losses, as the case may be, for the Allocation Year.

                                   ARTICLE IV

                                  DISTRIBUTIONS

4.1. Distributions of Available Cash Flow. Except as otherwise provided in
     ------------------------------------
Article XI, to the extent the LLC has Available Cash Flow at the end of each
----------
fiscal year, the Board will distribute Available Cash Flow within 60 days of the end of such fiscal year as follows:

     (a) first, to the Members holding Preferred Units, pro rata, in proportion
         -----                                          --- ----
to the relative amounts to be distributed under this clause (a), such that each Member holding Preferred Units will have been distributed cumulative Available Cash Flow in respect of his or her Preferred Units through the end of such quarter equal to the applicable Preferred Return calculated for such Preferred Units;

     (b) second, to the Members who requested a Built-In Gain Redemption, pro
         ------
rata, in proportion to the relative amounts to be distributed under this clause
(b), such that each Member requesting a Built-In Gain Redemption will have been distributed cumulative Available Cash Flow in respect of his or her Preferred Units redeemed pursuant to a Built-In Gain Redemption through the end of such quarter equal to the aggregate applicable Redemption Price for such Preferred Units;

     (c) third, to the Members who requested a redemption pursuant to Section
         -----                                                        -------
10.3 hereof other than a Built-In Gain Redemption, pro rata, in proportion to
----                                               --- ----
the relative amounts to be distributed under this clause (c), such that each such redeeming Member will have been distributed cumulative Available Cash Flow in respect of his or her Preferred Units redeemed through the end of such quarter equal to the aggregate applicable Redemption Price for such Preferred Units; and

     (d) fourth, in the sole discretion of the Board, an additional amount to
         ------
the Members, pro rata, in proportion to the relative number of Units held by
             --- ----
each such Member.

4.2. Preferred Returns. The Preferred Return for each class of Preferred Units
     -----------------
shall be as follows:



         Class of Preferred Units                 Preferred Return
         ------------------------                 ----------------

         Class A-1 Units                          $0.04 per Unit per annum
         Class A-2 Units                          $0.045 per Unit per annum
         Class A-3 Units                          $0.045 per Unit per annum

4.3. Withholding. All amounts withheld or required to be withheld pursuant to
     -----------
the Code or any provision of any state, local or foreign tax law with respect to any payment, distribution or allocation to the LLC or the Members and treated by the Code (whether or not withheld pursuant to the Code) or any such tax law as amounts payable by or in respect of any Member or any Person owning an interest, directly or indirectly, in such Member shall be treated as amounts distributed to the Member with respect to which such amount was withheld pursuant to this
Section 4.3 for all purposes of this Agreement. The Board is authorized to
-----------
withhold from distributions, or with respect to allocations, to the Members and to pay over to any federal, state, local or foreign government any amounts required to be so withheld pursuant to the Code or any provisions of any other federal, state, local or foreign law and shall allocate any such amounts to the Members with respect to which such amount was withheld.

4.4. First-Year Proration. If a new or existing Member acquires additional Units
     --------------------
in exchange for a Capital Contribution on any date other than a record date for the distribution of Available Cash Flow, the Available Cash Flow attributable to such additional Units relating to the record date next following the issuance of such additional Units shall be reduced in the proportion to (i) the number of days that such additional Units are held by such Member bears to (ii) the number of days between such record date and the immediately preceding record date.

4.5 Default on Preferred Returns. If the Preferred Return with respect to the
    ----------------------------
Preferred Units is not paid in full for two consecutive calendar years, then (a) the holder of such Preferred Units shall have the right to exercise its Default Redemption option set forth in Section 10.3(i) hereof, and (b) holders of
                               --------------
two-thirds of the outstanding Preferred Units may vote to terminate the Management Agreement and hire a Successor Manager.

                                    ARTICLE V

                              MEMBERSHIP; MEETINGS

5.1. Classes of Membership. The LLC shall have four classes of Units: Class A-1
     ---------------------
Units, Class A-2 Units, Class A-3 Units and Class M Units. Each such class shall have the rights and obligations set forth for such class herein. Except as otherwise provided herein, any Member may own Class A-1 Units, Class A-2 Units, Class A-3 Units, and Class M Units or any combination thereof.

5.2. Membership List. The Board shall maintain a list of the Members of the LLC
     ---------------
setting forth each Member's name, address, class of membership and the Member's Capital Contribution (the "Unit Record"). The Board shall from time to time
                           -----------
cause the Unit Record to be revised to reflect any additions or deletions to the list of Members or changes to any information reflected thereon.

5.3. Limited Liability. Except as otherwise provided by the Act or in this
     -----------------
Agreement, the debts, obligations and liabilities of the LLC, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the LLC, and none of the Managers or the Members shall be obligated personally for any such debt, obligation or liability of the LLC solely by reason of being a Manager or member of the LLC.

     (a) To the extent that at law or in equity, a party shall have duties (including fiduciary duties) and liabilities to the LLC or the Members, such duties and liabilities may be restricted by provisions of this Agreement. None of the Managers or the Members shall be liable to the LLC for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Manager or Member in good faith on behalf of the LLC and in a manner reasonably believed to be within the scope of authority conferred on such Manager or Member by this Agreement.

     (b) The Managers shall be fully protected in relying in good faith upon the records of the LLC and upon such information, opinions, reports or statements presented to the LLC by any person as to the matters such Manager reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the LLC, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses or net cash flow or any other facts pertinent to the existence and amount of assets from which distributions to the Member might properly be paid.

5.4. Authority of and Action by Members.
     ----------------------------------

     (a) Except for a Person who is a Preferred Member and also a Manager or an Officer, no Preferred Member shall be entitled to participate in or vote in matters involving the management or the business of the LLC other than those expressly set forth in
Section 5.4(b), all other such authority being vested in the Board of Managers.
--------------
The Members shall be entitled only to exercise rights specifically granted to them in this Agreement or on such other matters as may be submitted to them by the Board of Managers in its sole and absolute discretion. Such Preferred Members who are not a Manager or an Officer shall have no authority, either express or implied, to bind the LLC.

     (b) Notwithstanding anything else herein, approval of the Class M Member and holders of two-thirds of the Preferred Units, each voting as a separate class and in accordance with Section 5.5 below, shall be required to sell,
                             -----------
merge, or consolidate the LLC to or with any other Person.

5.5. Required Vote or Approval of Members. Approval by or authorization of any
     ------------------------------------
action by or on behalf of the LLC that requires or is submitted to the Members for approval (a) pursuant to Section 5.4(b) shall require the consent of (1) the
                             --------------
Class M Member and (2) the Preferred Members holding at least two-thirds of the Preferred Units and (b) pursuant to Section 4.5(b) shall require the consent of
                                    --------------
the Preferred Members holding at least two-thirds of the Preferred Units. Such vote may be taken at an annual or special meeting of the Members in accordance with the provisions of this Article V or by written consent in accordance with
                            ---------
the provisions of Section 5.12.
                  ------------

5.6. Meetings. Meetings of the Members, for any purposes described in a meeting
     --------
notice, may be called by the Board of Managers.

5.7. Notice of Meeting. Written or telephonic notice stating the place, day and
     -----------------
hour of the meeting and, in case of a special meeting, the purposes for which the meeting is called, shall be delivered not less than 10 days before the date of the meeting, either personally, by mail, or by facsimile transmission, by or at the direction of the Board, to each Member of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the Member at his address as it appears on the Unit Record, with postage thereon prepaid. When all the Members of the LLC are present at any meeting, or if those not present sign in writing a waiver of notice of such meeting, or subsequently ratify all the proceedings thereof, the transactions of such meeting are as valid as if a meeting were formally called and all requisite notice had been given.

5.8. Proxies. At all meetings of Members, a Member may vote by proxy executed in
     -------
writing by the Member or by his duly authorized attorney-in-fact. Such proxy shall be filed with the Board (or such other individual as the Board shall designate to be the chairman of the meeting) before or at the time of the meeting. No proxy shall be valid after three months from date of execution, unless otherwise provided in the proxy.

5.9. Quorum. Members holding at least 50% of the outstanding Units, represented
     ------
in person or by proxy, shall constitute a quorum at a meeting of Members. If a quorum cannot be achieved, Members holding at least 50% of the Units so represented may adjourn the meeting from time to time without further notice.

5.10. Order of Business. The order of business at all meetings of the Members
      -----------------
shall be as follows:


         (i)      Roll Call.

         (ii)     Proof of notice of meeting or waiver of notice.

         (iii)    Reading of minutes of preceding meeting.

         (iv)     Report of the Board of Managers.

         (v)      Unfinished Business.

         (vi)     New Business.

5.11. Telephonic Meeting. Members of the LLC may participate in any meeting of
      ------------------
the Members by means of conference telephone or similar communications equipment if all Persons participating in such meeting can hear one another for the entire discussion of the matter(s) to be voted upon. Participation in a meeting pursuant to this Section 5.11 shall constitute presence in person at such
meeting.         ------------

5.12. Written Consent. Any action requiring the vote, consent, approval or
      ---------------
action of or an election by the Members or required to be taken at a meeting of the Members may be taken without a meeting if a consent in writing, setting forth the action so taken, will be signed by Members holding at least the percentage of the outstanding Units required for such approval, consent or action.

                                   ARTICLE VI

                                   MANAGEMENT

6.1. Management. The business and affairs of the LLC shall be managed under the
     ----------
direction of the Board of Managers. The Board shall have all power and authority to manage, to direct the management, business and affairs of and to make all decisions to be made by or on behalf of the LLC. The powers of the Board shall include all powers, statutory or otherwise, possessed by or permitted to managers of a limited liability company under the laws of the State of Delaware. The Board shall have full power and authority to do all things deemed necessary or desirable to conduct the business of the LLC. Approval by, consent of or action taken by the Board in accordance with authority granted by or under this Agreement shall constitute approval or action by the LLC and shall be binding on the LLC.

6.2. Designation of Board of Managers.
     --------------------------------

     (a) The Members hereby agree that the Class M Member shall have the sole and exclusive right to designate all members of the Board of Managers and that the Board shall have as many members as the Class M Member, in its sole discretion, deems advisable.

     (b) The Managers comprising the Board of Managers initially designated by the Class M Member are as follows: Tamar Datan, Kent W. Gilges, Stephen C. Howell, Michael L. Lipford, and W. William Weeks.

     (c) The LLC shall notify the Members of the persons designated by the Class M Member and Members of the Board upon the appointment to the Board.

6.3. Quorum. A majority of the Managers shall constitute a quorum for the
     ------
transaction of business. The act of a majority of Managers present at a meeting at which a quorum is present or action taken by written consent of a majority of all Managers shall be the act of the Board. Less than a quorum may adjourn any meeting.

6.4. Meetings of Board. The Board shall have an annual meeting and any other
     -----------------
meetings at such place as the Board may designate. Meetings of the Board shall be at times fixed by resolution of the Board, or upon the call of the chairman of the Board, the President, or any two Managers. The Secretary or officer performing the Secretary's duties shall give not less than 24 hours' notice by letter, telegraph, telephone or facsimile (or in person) of all meetings of the Board, provided that notice need not be given of the annual meeting or of regular meetings held at times and places fixed by resolution of the Board. Meeting may be held at any time without notice if all of the Managers are present, or if those not present waive notice in writing either before or after the meeting. The notice of the Managers need not state the purpose of the meeting.

6.5. Officers. The Board may from time to time designate specific individuals as
     --------
officers, with such title, power and authority and for such time as the Board may from time to time determine. The Board may remove any Officer at any time with or without cause. The Board shall appoint a President who shall be the chief executive officer of the LLC and shall be primarily responsible for the implementation of the policies of the Board. The Board shall also appoint a Secretary who shall act as secretary of all meetings of the Board and of the Members of the LLC.

6.6. Term of Office. A Manager shall hold office until a successor shall have
     --------------
been duly elected or appointed by the Class M Member or by a vote of the Preferred Members, as the case may be.

6.7. Vacancies. The Class M Member may, upon the resignation of a Manager,
     ---------
designate a successor, which successor shall serve as Manager from and after the effectiveness of the resignation. Any successor Managers shall operate the LLC in accordance with the purposes set forth in Section 1.3.
                                             -----------

6.8. Limitation of Liability of the Managers. To the fullest extent permitted
     ---------------------------------------
under the Act, the Delaware General Corporation Law or any other applicable law as currently or hereafter in effect, none of the Managers, any Affiliate of the Managers or any Officer shall be personally liable, responsible or accountable in damages or otherwise to the LLC or any of its Members for or with respect to any action taken or failure to act on behalf of the LLC within the scope of the authority conferred on the Managers by this Agreement or by law. In addition to, and not by way of limitation of, the preceding sentence, the Managers shall not be liable to the LLC or its

Members for monetary damages for any breach of any fiduciary duty as a Manager, except for liability for acts or omissions not in good faith or which involve gross negligence, intentional misconduct or a knowing violation of law. Any repeal or modification of this Section 6.8 shall not adversely affect any right
                               -----------
or protection of a Manager existing prior to such repeal or modification.

6.9. Indemnification. The LLC shall indemnify and hold harmless the Managers,
     ---------------
each of their Affiliates and each Officer (the "Indemnified Parties," and each
                                                -------------------
an "Indemnified Party") from and against any loss, expense, damage or injury
    -----------------
suffered or sustained by the Indemnified Parties (or any of them) by reason of any acts, omissions or alleged acts or omissions arising out of its or their activities on behalf of the LLC or in furtherance of the interests of the LLC, including, but not limited to, any judgment, award, settlement, reasonable attorney's fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided that
                                                                 --------
the acts, omissions or alleged acts or omissions upon which such actual or threatened action, proceeding or claim is based were not performed or omitted fraudulently or in bad faith or as a result of gross negligence or willful misconduct by any such Indemnified Party; and provided further that such
                                              ----------------
Indemnified Party reasonably believed that the acts, omissions, or alleged acts or omissions upon which such actual or threatened action, proceeding or claim is based were in the best interests of the LLC. Such indemnification shall be made only to the extent of the assets of the LLC.

6.10. Compensation. The Managers and each of the Officers may be compensated by
      ------------
the LLC for the performance of their duties hereunder as provided for in the Management Agreement attached hereto as Exhibit G, as amended from time to time.
                                        ---------

                                   ARTICLE VII

                                BOOKS AND RECORDS

7.1. Books and Records; Financial Statements to Members. The Board shall keep
     --------------------------------------------------
proper and usual books and records pertaining to the business of the LLC. The books and records of the LLC shall be kept at the principal office of the LLC or at such other places, within or without the State of Delaware, as the Board shall from time to time determine.

7.2. Tax Matters. All elections and decisions required or permitted to be made
     -----------
by the LLC under any applicable tax law shall be made by the Board. If requested by a Transferee, the Board shall file an election on behalf of the LLC pursuant to Code Section 754 (and applicable state law) to adjust the basis of the Property in the case of a Transfer of Units made in accordance with the provisions of this Agreement. The Board shall cause to be prepared and filed all income tax returns on a timely basis. Any balance sheet and Capital Account included in the preparation of the LLC's federal income tax return (and to the extent applicable, any state income tax return) will be based upon the LLC's method of accounting and principles under federal income tax law, rather than GAAP or other principles.

     (a) The Class M Member is hereby designated as the initial tax matters partner for the LLC within the meaning of Section 6231(a)(7) of the Code (the "Tax Matters Partner").
 -------------------

     (b) Each Member acknowledges that this Agreement creates a partnership for federal and state income tax purposes, and hereby agrees not to elect under Code
Section 761 or applicable state law to be excluded from the application of Subchapter K of Chapter 1 of Subtitle A of the Code or any similar state statute of the LLC.

     (c) No Manager, Member, officer, agent or employee of the LLC may file Internal Revenue Service Form 8832 (or such alternative or successor form) to elect to be classified as a corporation for federal income tax purposes, in accordance with Regulations Section 301.7701-3.

7.3. Right of Inspection. Any Member of record shall have the right to examine,
     -------------------
at any reasonable time or times for all purposes, the books and records of account, minutes and records of the LLC and to make copies thereof. Such inspection may be made by any agent or attorney of the Member. Upon the written request of any Member, the Board shall cause to be mailed to such Member the LLC's most recent financial statements, showing in reasonable detail the LLC's assets and liabilities and the results of its operations, and a copy of its federal, state and local income tax returns.

7.4. Financial Records. All financial records shall be maintained and reported
     -----------------
using GAAP, except as set forth in Section 7.2.
                                   -----------

                                  ARTICLE VIII

                                 FISCAL MATTERS

8.1. Fiscal Year. The fiscal year of the LLC shall begin on the first day of
     -----------
January and end on the last day of December each year, unless otherwise determined by the Board (the "Fiscal Year").
                              -----------

8.2. Deposits. All funds of the LLC shall be deposited in an account or accounts
     --------
in such banks, trust companies or other depositories as the Board may select.

8.3. Agreements, Consents, Checks, Etc. All agreements, consents, checks, drafts
     ---------------------------------
or other orders for the payment of money, and all notes or other evidences of indebtedness issued in the name of the LLC shall be signed by (i) the Board or
(ii) those Persons specifically authorized from time to time by the Board.

8.4. Accountant. An accountant(s) may be selected from time to time by the Board
     ----------
to perform such tax and accounting services as may from time to time be required. The accountant may be removed by the Board without assigning any cause.

8.5. Legal Counsel. One or more attorney(s) at law may be selected from time to
     -------------
time by the Board to review the legal affairs of the LLC and to perform such other services as may be required and to report to the Board with respect thereto. The legal counsel may be removed by the Board without assigning any cause.

                                   ARTICLE IX

                                      UNITS

9.1. Membership Units. All interests in the LLC shall be denominated in Units,
     ----------------
consisting initially of Class A-1 Units, Class A-2 Units, Class A-3 Units and Class M Units. No Units shall be registered upon any national securities exchange, foreign securities exchange, regional or local exchange or interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers.

9.2. Unit Certificates. Units shall be represented by certificates substantially
     -----------------
in the form attached hereto as Exhibit A-1 through B, as follows (each a
                               -----------         -
"Certificate"). Certificates representing Class A-1 Units shall be substantially
 -----------
in the form attached hereto as Exhibit A-1; Certificates representing Class A-2
                               -----------
Units shall be substantially in the form attached hereto as Exhibit A-2;
                                                            -----------
Certificates representing Class A-3 Units shall be substantially in the form attached hereto as Exhibit A-3; and Certificates representing Class M Units
                   -----------
shall be substantially in the form attached hereto as Exhibit B. Such
                                                      ---------
Certificates shall be signed by such Officers as the Board may designate from time to time. All Certificates shall be consecutively numbered or otherwise identified. The name and address of the person to whom the Units represented by each Certificate are issued, with the number of Units, the class of membership represented by the Units and the date of issue, shall be entered on the Unit transfer book of the LLC. All Certificates surrendered to the LLC for transfer shall be canceled and no new Certificate shall be issued until the former Certificate for a like number of Units shall have been surrendered and canceled, except that in case of a lost, destroyed or mutilated Certificate, a new one may be issued therefor upon such terms and indemnity to the LLC as the Board (or an Officer or Officers designated by the Board for such purpose) may prescribe.

9.3. Authorization and Issuance of Additional Units. The Board is hereby
     ----------------------------------------------
authorized to cause the LLC to issue such additional Units for any LLC purpose at any time or from time to time, to the Members or to other Persons for such consideration and on such terms and conditions as shall be established by the Board in its sole and absolute discretion, all without the approval of any Members. Any additional Units issued thereby may be issued in one or more classes, or one or more series of any of such classes, with such designations, preferences and relative, participating, optional or other special rights, powers and duties, including rights, powers and duties senior to Class A-1 Units, Class A-2 Units, Class A-3 Units or Class M Units, all as shall be determined by the Board in its sole and absolute discretion and without the approval of any Member, subject to Delaware law, including, without limitation,
(i) the allocations of items of LLC income, gain, loss, deduction and credit to each such class or series of Units; (ii) the right of each such class or series of Units to share in LLC distributions; and (iii) the rights of each such class or series of Units upon dissolution and liquidation of the LLC. Without limiting the foregoing, the Board is expressly authorized to cause the LLC to issue Units for less than fair market value, so long as the Board concludes in good faith that such issuance is in the best interests of the LLC. No Member shall have any right to purchase a portion of any newly authorized and issued Units or shall have any rights whatsoever arising from any resulting dilution.

9.4. Authorization and Issuance of Additional Units upon a Revaluation. Upon
     -----------------------------------------------------------------
each tenth anniversary of the Original Issue Date, the Board shall ascertain the fair market value of the Timber Rights contributed by such Preferred Member (the "Revalued Fair Market Value"). If the Revalued Fair Market Value of the Timber
 --------------------------
Rights contributed by a Preferred Member exceeds the initial Gross Assets Value of such Timber Rights plus the Revaluation Threshold, then the Preferred Member will be issued additional Preferred Units, valued a $1.00 per Unit, in an amount equal to the excess of the Revalued Fair Market Value over the initial Gross Asset Value and the Revaluation Threshold; provided, however, that the amount of Preferred Units issued to the Preferred
--------  -------
Member shall be reduced proportionally to account for any of the Preferred Member's Preferred Units that were redeemed by the LLC since the Original Issue Date.

                                    ARTICLE X

                             TRANSFER AND REDEMPTION

10.1.    Transfer Generally.
         -------------------

     (a) Any Member other than the Class M Member may Transfer all or 10,000 or more of his or her Preferred Units to any Person subject to the restrictions in
Section 10.2.
------------

     (b) The Class M Member or any permitted Transferee of the Class M Member pursuant to this clause (b) may Transfer all, but not less than all, of its Units to a corporation, partnership or other entity controlled by the Class M Member, provided that the Class M Member guarantees that such transferee will perform its obligations under Section 2.4 and Section 2.5.
                              -----------     -----------

     (c) Until any permitted Transferee has executed documentation reasonably satisfactory to the Board (or an Officer designated by the Board for such purpose) evidencing the Transfer to such Transferees of Units, such Transferee will not be admitted to the LLC or otherwise be recognized by the LLC as having any rights as a Member, including any right to receive distributions from the LLC (directly or indirectly) or to have Units redeemed. No Member may Transfer all or any portion of his rights or interests in the LLC or resign from the LLC other than in accordance with this Section 10.1 without the prior written
                                   ------------
consent of the Board (or an Officer designated by the Board for such purpose).

10.2. Restriction on Transfer. Notwithstanding Section 10.1, no Transfer by a
      -----------------------                  ------------
Member will be permitted if, as determined by the Board, such Transfer will (a) adversely affect the LLC's classification as a partnership for federal income tax purposes (including as a "publicly traded partnership" for purposes of Code
Section 7704) or (b) materially adversely affect the LLC, the other Members or the value of other Members' Units. Further, no Transfer (including a Transfer pursuant to Section 10.1) will be permitted until the Transferee (x) delivers to
            ------------
the LLC a written instrument evidencing such Transfer in form and substance satisfactory to the Board; (y) executes a copy of this Agreement accepting and agreeing to all of the terms, conditions and provisions of this Agreement; and
(z) pays to the LLC its reasonable out-of-pocket costs and expenses incurred in connection with such Transfer and the admission of the Transferee as a Member.

10.3. Redemption of Preferred Units.
      -----------------------------

     (a) Generally. As provided in this Section 10.3, a Preferred Member may
         ---------                      ------------
redeem all or a portion of such Member's Preferred Units upon delivery to the LLC of the Certificate representing such redeemed Preferred Units with the properly completed Notice of Redemption on the reverse side thereof (the "Redemption Notice") and the mailing of
                                  -----------------
notification from the LLC that such Units have been redeemed. No Preferred Member may deliver a Redemption Notice requesting a Redemption with respect to any Units, and the LLC shall have no obligation to redeem any Preferred Units, prior to the second anniversary of the Original Issue Date with respect to such Units.

     (b) Class A-1 Units. At any time after the second anniversary of the
         ---------------
Original Issue Date with respect to Class A-1 Units, a Class A-1 Member shall be entitled to redeem any number of such Class A-1 Units at the Redemption Price set forth on the following table:


     Year Following the
     Original Issue Date                    Redemption Price per Class A-1 Unit
     -------------------                    -----------------------------------

     Third                                                  $.80
     Fourth                                                 $.85
     Fifth                                                  $.90
     Sixth                                                  $.95
     After the sixth anniversary of the                     $1.00
     Original Issue Date


     (c) Class A-2 Units. At any time after the third anniversary of the
         ---------------
Original Issue Date with respect to Class A-2 Units, a Class A-2 Member shall be entitled to redeem any number of such Class A-2 Units at the Redemption Price set forth on the following table:


     Year Following the
     Original Issue Date                     Redemption Price per Class A-2 Unit
     -------------------                     -----------------------------------

     Fourth, Fifth and Sixth                                $.20
     Seventh, Eighth and Ninth                              $.40
     Tenth, Eleventh and Twelfth                            $.60
     Thirteenth, Fourteenth and Fifteenth                   $.80
     After the fifteenth anniversary of the                 $1.00
     Original Issue Date

     (d) Class A-3 Units. At any time after the second anniversary of the
         ---------------
Original Issue Date with respect to Class A-3 Units, a Class A-3 Member shall be entitled to redeem the following percentage of such Class A-3 Units at the following Redemption Price:

     Year Following the        Maximum Number of Units     Redemption Price per
     Original Issue Date       That May be Redeemed          Class A-3 Unit
     -------------------       --------------------          --------------

     Second                              5%
     Third                              10%                        $1.00
     Fourth                             15%                        $1.00
     Fifth                              20%                        $1.00
     Sixth                              25%                        $1.00
     Seventh                            30%                        $1.00
     Eighth                             35%                        $1.00
     Ninth                              40%                        $1.00
     Tenth                              45%                        $1.00
     Eleventh                           50%                        $1.00
     Twelfth                            55%                        $1.00
     Thirteenth                         60%                        $1.00
     Fourteenth                         65%                        $1.00
     Fifteenth                          70%                        $1.00
     Sixteenth                          75%                        $1.00
     Seventeenth                        80%                        $1.00
     Eighteenth                         85%                        $1.00
     Nineteenth                         90%                        $1.00
     Twentieth                          95%                        $1.00
     After the twentieth                100%                       $1.00
     anniversary of the
     Original Issue Date

     (e) Built-In Gain Redemption. At any time a Preferred Member is allocated
         ------------------------
income or gain pursuant to Code Section 704(c), such Preferred Member shall receive a notice of such allocation (a "Built-In Gain Notice") within 30 days
                                        --------------------
after the end of the Allocation Year to which the income or gain allocation relates. Upon receipt of a Built-In Gain Notice, a Preferred Member may request the LLC to redeem an amount of Preferred Units that, when combined with the amount of Available Cash Flow distributed to such Preferred Member pursuant to
Section 4.1(a) for the Fiscal Year in which such allocation was made, equals the
-------------
product of the aggregate profit allocated to such Preferred Member (including any income or gain allocated pursuant to Code Section 704(c)) for such Fiscal Year and the Member's Assumed Tax Rate (a "Built-In Gain Redemption"). Pursuant
                                           ------------------------
to a Built-In Gain Redemption, the Preferred Member shall withdraw from the LLC with respect to that portion of such Member's interest in the LLC represented by such Preferred Units upon delivery to the LLC of the Certificate representing such Preferred Member's Preferred Units with the properly completed Redemption Notice and the mailing of notification from the LLC that such Preferred Units have been redeemed.

     (f) Foreclosure Redemption. At any time a Bona Fide Lender forecloses on
         ----------------------
Preferred Units pledged by a Preferred Member as security for any indebtedness, the Bona Fide Lender may request the LLC to redeem all or part of such Preferred Member's Units (a "Foreclosure Redemption"). Pursuant to a Foreclosure
                   ----------------------
Redemption, the Preferred Member or a Bona Fide Lender, as the case may be, shall be withdrawn from the LLC with respect to that portion of such Preferred Member's interest in the LLC represented by such Preferred Units upon the delivery to the LLC by the Bona Fide Lender of the Certificate representing such Preferred Units with the properly completed Redemption Notice and the mailing of notification from the LLC that such Preferred Units have been redeemed.

     (g) Emergency Redemption. At any time after the second anniversary of the
         --------------------
Original Issue Date, a Preferred Member may request the LLC to redeem 25% or more of such Preferred Member's Preferred Units (an "Emergency Redemption").
                                                     --------------------
Pursuant to an Emergency Redemption, the Preferred Member shall withdraw from the LLC with respect to that portion of such Member's interest in the LLC represented by such Preferred Units upon delivery to the LLC of the Certificate representing such Preferred Member's Preferred Units with the properly completed Redemption Notice and the mailing of notification from the LLC that such Preferred Units have been redeemed.

     (h) Forced Redemption. At any time that a Preferred Member's holds less
         -----------------
than 25% of the Units issued to the Preferred Member on the Original Issue Date, the LLC has the option of redeeming all of the Preferred Member's outstanding Units (an "LLC Redemption").
           --------------

     (i) Default Redemption. If the Preferred Return with respect to the
         ------------------
Preferred Units is not paid in full for two consecutive calendar years, the holders of such Preferred Units may redeem all of such Member's Preferred Units, in whole but not in part, in exchange for a return of the Timber Rights contributed to the LLC by such Member (a "Default Redemption") provided that:
                                          ------------------

         (1) if such Preferred Member has, prior to the time of such Default Redemption, redeemed any of the Preferred Units received by such Member in exchange for the contribution of such Timber Rights, then in order to exercise this Default Redemption option, such Preferred Member must pay to the LLC, at the time of the Default Redemption, an amount equal to (x) the aggregate dollar amount received by such Preferred Member pursuant to all redemptions of Preferred Units received in exchange for the contribution of such Timber Rights, plus (y) interest on all such amounts in clause (x) above at an annual rate of 4.0% from the dates of such redemptions; and

         (2) if such Preferred Member granted to the LLC a Forest Bank Management Easement rather than a Forest Bank Management and Conservation Easement and granted to TNC or any other non-profit entity organized pursuant to Section 501(c)(3) of the Code a conservation easement with respect to the Timber Rights subject to the Default Redemption, then such conservation easement will not be released in connection with such Default Redemption.

     (j) Mechanics of Redemption. Upon the receipt of a properly completed
         -----------------------
Redemption Notice, the LLC shall calculate the amount to be paid by the LLC to redeem the Units by multiplying (x) the number of Units submitted for redemption by (y) the Redemption Price of such Units. Unless otherwise provided herein, the Redemption Price per Preferred Unit shall be $1.00. On the last day of each calendar quarter, the Board (or an Officer designated by the Board for such purposes) shall pay such amounts to the Members or Bona Fide Lenders who delivered the properly completed Redemption Notice at least 30 days prior to the applicable redemption date. The Board or its designee shall pay such amounts at the Member's address as its appear on the Unit Record or a different address specified in the Redemption Notice.

     (k) Rights; Records. Upon any redemption of Units pursuant to this Section
         ---------------                                                -------
10.3, the holder of the redeemed Preferred Units shall have no rights under this
----
Agreement with respect to the redeemed Preferred Units other than the right to receive payment of the amount due upon such redemption, and the Board (or an Officer designated by the Board for such purpose) shall revise the Unit Record to reflect the redemption of such Units, including if applicable the removal of the Person as a Member.

                                   ARTICLE XI

                           DISSOLUTION AND WINDING UP

11.1. Liquidating Events. The LLC shall dissolve and commence winding up and
      ------------------
liquidating only upon the first to occur of any of the following ("Liquidating
Events"):                                                          -----------
------

     (a) The bankruptcy or dissolution of the Class M Member;

     (b) The agreement the Class M Member and holders of two-thirds of the Preferred Units;

     (c) The happening of any other event that makes it unlawful, impossible or impractical to carry on the business of the LLC;

     (d) Any time there are no Members, unless the personal representative of the last remaining Member, or any designee or nominee of the personal representative of the last remaining Member, agrees in writing to continue the business of the LLC, at which time such personal representative or such designee or nominee of the personal representative, as the case may be, shall be admitted as a Member hereunder, notwithstanding any provision of Article X; and
                                                        ---------

     (e) The entry of a decree of judicial dissolution under the Act or any other event or circumstance requiring dissolution under the Act, subject however to any cure for such event or circumstance as may be set forth in the Act.

     No Member or group of Members shall have any right or obligation to continue the business of the LLC upon the occurrence of a Liquidating Event. The Members hereby agree that, notwithstanding any provision of the Act, the LLC shall not dissolve prior to the occurrence of a Liquidating Event. The Members further agree that in the event the LLC is dissolved prior to a Liquidating Event, the LLC may be continued upon the election of the Board of Managers at such time to so continue the LLC; provided such election occurs within 30 days
                                  --------
of the event triggering such dissolution.

11.2. Winding Up. Upon the occurrence of a Liquidating Event, the LLC shall
      ----------
continue solely for the purpose of winding up its affairs in an orderly manner, liquidating its assets and satisfying the claims of its creditors and Members. Neither the Managers nor any Member shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the

LLC's business and affairs. If the Board remains after the occurrence of a Liquidating Event, it shall continue to have the same duties and authority as existed prior to the occurrence of a Liquidating Event, subject to the requirements of the previous sentence. The Board (or, in the event there are no Managers remaining, any Person selected by the Class M Member or, if there is no Class M Member, the remaining Members holding a majority of the outstanding Units) shall be responsible for overseeing the winding up and dissolution of the LLC and shall take full account of the LLC's liabilities and the Property of the LLC shall be liquidated as promptly as is consistent with obtaining the fair value thereof but in any case by the later of (x) the end of the Fiscal Year in which such Liquidating Event occurred or (y) the date ninety (90) days after such Liquidating Event occurred, and the proceeds therefrom, to the extent sufficient, shall be applied and distributed, subject to any reasonable reserves maintained for contingent or other obligations of the LLC, in the following order:

     (a) first, to the satisfaction (whether by payment or the making of
         -----
reasonable provision for payment thereof) of all of the LLC's debts and liabilities to creditors other than Members;

     (b) second, to the satisfaction (whether by payment or the making of
         ------
reasonable provision for payment thereof) of all of the LLC's debts and liabilities to Members, including satisfaction of the Preferred Members' accrued applicable Preferred Return; and

     (c) the balance, if any, to the Members in accordance with their respective
         -----------
Capital Accounts, after giving effect to all contributions, distributions and allocations for all periods.

11.3. Capital Account Deficit Restoration. No Member will be obligated to
      -----------------------------------
restore after a Liquidating Event any deficit in its Capital Account, and no creditor of the LLC will have any right to enforce any obligation to restore any deficit Capital Account of any Member.

11.4. Transfer of Timber Rights in Liquidation. The LLC, the Class M Member and
      ----------------------------------------
the Board of Managers shall use their reasonable best efforts to provide that, in a dissolution, liquidation or winding up of the LLC, (a) Timber Rights shall be transferred to the Preferred Member who owns the Preferred Units originally issued in exchange for such Timber Rights in full redemption of the Preferred Units originally issued in exchange for such Timber Rights, or (b) the Timber Rights shall be transferred to the Class M Member in exchange for a cash payment and such cash shall be used to redeem the Preferred Units originally issued by the LLC in exchange for such Timber Rights.

                                   ARTICLE XII

                                   AMENDMENTS

12.1. Amendments. This Agreement may be altered, amended or repealed, or a new
      ----------
Agreement may be adopted, upon the prior written consent of the Class M Member or the Board; provided, however, that distributions payable to a Member pursuant
              --------  -------
to Section 4.1(a) and amounts payable to a Member to redeem Units pursuant to
   -------------
Section 10.3 shall not be reduced without the prior written consent of each
------------
Member affected by such reduction.

12.2. Merger. Subject to Section 5.4, the LLC may merge or consolidate,
      -----              -----------
regardless of whether the LLC is the survivor of such merger or consolidation.

                                  ARTICLE XIII

                            DEFINITIONS; CONSTRUCTION

13.1. Definitions. For purposes of this Agreement, the following terms shall
      -----------
have the meanings set forth in this Article XIII (such meanings to be equally
                                    ------------
applicable in both the singular and plural forms of the term defined).

     "Act" means the Delaware Limited Liability Company Act (6 Del.C.ss.18-101,
      ---
et seq.), as amended from time to time (or any corresponding provisions of succeeding law).

     "Adjusted Capital Account Deficit" means, with respect to any Member, the
      --------------------------------
deficit balance, if any, in such Member's Capital Account as of the end of the relevant Allocation Year after giving effect to the following adjustments:

     (i) Credit to such Capital Account any amounts which such Member is obligated to restore pursuant to any provision of this Agreement or is deemed to be obligated to restore pursuant to the penultimate sentences of Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations; and

     (ii) Debit to such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) and 1.704-1(b)(2)(ii)(d)(6) of
the Regulations.

The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Regulations and shall be interpreted consistently therewith.

     "Affiliate" means any (i) corporation, partnership, trust, limited
      ---------
liability company or other entity controlled by or under common control with any Member or in which a Member is or may be an officer, director, shareholder, partner (general or limited), trustee, member, manager, owner or employee; (ii) officer, director, shareholder, partner (general or limited), trustee, member, manager, owner or employee of any corporation, partnerships, trust, limited liability company or other entity controlled by or under common control with a Member; and (iii) corporation, partnership, trust, limited liability company or other entity or business in which a Member has any interest whatsoever.

     "Agreement" means this First Amended and Restated Limited Liability Company
      ---------
Agreement, as amended, restated, supplemented or otherwise modified from time to time. Words such as "herein," "hereinafter," "hereof," and "hereunder" refer to this Agreement as a whole, unless the context otherwise requires.

     "Allocation Year" means (i) the period commencing on the Effective Date and
      ---------------
ending on December 31, 2001, (ii) any subsequent period commencing on January 1 and ending on the following December, or (iii) any portion of the period described in clause (ii) for which the LLC is required to allocate Profits, Losses and other items of LLC income, gain, loss or deduction pursuant to Article III.
                              -----------

     "Assumed Tax Rate" means the maximum federal income tax rate on long-term
      ----------------
capital gains plus 5%.

     "Available Cash Flow" means, with respect to the applicable period of
      -------------------
measurement (i.e., any period beginning on the first day of the LLC Fiscal Year or other period commencing immediately after the last day of the prior calculation of Available Cash Flow, and ending on the last day of the month, quarter or other applicable period immediately preceding the date of calculation), the excess, if any, of the gross cash receipts of the LLC for such period from all sources whatsoever, including, without limitation, the following:

     (a) (i) all rents, revenues, income and proceeds derived by the LLC from its operations, including, without limitation, distributions received by the LLC from any entity in which the LLC has an interest, any payments of principal, interest, costs, fees, penalties or otherwise on account of any loans made by the LLC and any financings or refinancings of any Property; (ii) the amount of any insurance proceeds and condemnation awards of Property; (iii) any cash Capital Contributions received by the LLC from its Members (including contributions described in Section 2.5); (iv) all cash amounts previously
                           ------------
reserved by the LLC, if the specific purposes for which such amounts were reserved are no longer applicable; and (v) the proceeds of liquidation of Property in accordance with this Agreement,

     over the sum of:

     (b) (i) all operating costs and expenses of the LLC and capital expenditures made during such period (without deduction, however, for any capital expenditures, charges for depreciation or other expenses not paid in cash or expenditures from reserves described in (vii) below); (ii) all costs and expenses expended or payable during such period in connection with the sale or other disposition or financing or refinancing, of Property or the recovery of insurance or condemnation proceeds; (iii) all fees provided for under this Agreement; (iv) all debt service, including principal and interest, paid during such period on all indebtedness of the LLC; (v) all Capital Contributions, advances, reimbursements or similar payments made to any Person (whether a partnership, corporation, trust, limited liability company or other entity) in which the LLC has an interest; (vi) all loans made by the LLC to any Person in which the LLC has an interest (whether a partnership, corporation, trust, limited liability company or other entity); and (vii) any reserves reasonably determined by the Board for working capital, capital improvements, payments of periodic expenditures, debt service or other purposes.

     "Board" or "Board of Managers" means the managing body of the LLC, as
      -----      -----------------
provided for in Section 6.1.
                -----------

     "Bona Fide Lender" means any person who has lent money to a Member and who
      ----------------
is not related to or affiliated with such Member or the Class M Member and whose loan is secured by a perfected security interest in such Member's property and such Member's Preferred Units.

     "Built-In Gain Notice" has the meaning set forth in Section 10.3(e).
      --------------------                               ---------------

     "Built-In Gain Redemption" has the meaning set forth in Section 10.3(e).
      ------------------------                               ---------------

     "Capital Account" means, with respect to any Member, the Capital Account
      ---------------
maintained for such Member in accordance with the following provisions:

     (i) To each Member's Capital Account there shall be credited such Person's Capital Contributions, such Person's distributive share of Profits and any items in the nature of income or gain which are specially allocated pursuant to
Section 3.3 or Section 3.4, and the amount of any LLC liabilities assumed by
-----------    -----------
such Person or which are secured by any Property distributed to such Person.

     (ii) To each Person's Capital Account there shall be debited the amount of cash and the Gross Asset Value of any Property distributed to such Person pursuant to any provision of this Agreement, such Person's distributive share of Losses and any items in the nature of expenses or losses which are specially allocated pursuant to Section 3.3 or Section 3.4, and the amount of any
                      -----------    -----------
liabilities of such Person assumed by the LLC or which are secured by any property contributed by such Person to the LLC.

     (iii) In the event all or a portion of an interest in the LLC is transferred in accordance with the terms of this Agreement, the Transferee shall succeed to the Capital Account of the Transferor to the extent it relates to the transferred interest.

     (iv) In determining the amount of any liability for purposes of subparagraphs (i) and (ii), there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and Regulations.

In the event all or a portion of an Interest is Transferred in accordance with the terms of this Agreement to a Transferee who becomes a Member, such Transferee shall succeed to the Capital Account of the Transferor to the extent that it relates to the transferred Interest. The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulations. In the event the Board Managing Member shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributions or distributed property or which are assumed by the LLC or the Members, Managing Member, or a Preferred Member), are computed in order to comply with such Regulations, the Board may make such modification, provided that it is not likely to have a material adverse effect on the amounts distributed to any Person pursuant to Article XI upon the dissolution of the
                                      ----------
LLC. The Board also shall (i) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Members and the amount of LLC capital reflected on the LLC's balance sheet, as computed for book purposes, in accordance with Section 1.704-1(b)(2)(iv)(q) of the Regulations, and (ii) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with
Section 1.704-1(b) of the Regulations, provided that, to the extent that any such adjustment is inconsistent with other provisions of this Agreement and would have a material adverse effect on any Preferred Member, such adjustment shall require the consent of such Preferred Member.

     "Capital Contributions" means, with respect to any Member, the amount of money and the initial Gross Asset Value of any property (other than money) contributed to the LLC by such Person (or its predecessors in interest) with respect to the interest in the LLC held by such Person. The principal amount of a promissory note that is not readily traded on an established securities market and that is contributed to the LLC by the maker of the note (or a Person related to the maker of the note within the meaning of Section 1.704-1(b)(2)(ii)(c) of the Regulations) shall not be included in the Capital Account of any Person until the LLC makes a taxable disposition of the note or until (and to the extent) principal payments are made on the note, all in accordance with Regulations Section 1.704-1(b)(2)(iv)(d)(2) of the Regulations.

     "Certificate" has the meaning set forth in Section 9.2.
      -----------                               -----------

     "Class A-1 Member" means at any time, any Member with Class A-1 Units in
      ----------------
the LLC, as specified in the Interest Record; collectively, the "Class A-1
Members."                                                        ---------
-------

     "Class A-1 Units" are those Units of ownership interest in the LLC
      ---------------
designated as Class A-1 Units pursuant to Section 5.1, which Units entail the
                                          -----------
specific rights, privileges and obligations of Class A-1 Units set forth herein.

     "Class A-2 Member" means at any time, any Member with Class A-2 Units in
      ---------------
the LLC, as specified in the Unit Record; collectively, the "Class A-2 Members."
                                                             -----------------

     "Class A-2 Units" are those Units of ownership interest in the LLC
      ---------------
designated as Class A-2 Units pursuant to Section 5.1, which Units entail the
                                          -----------
specific rights, privileges and obligations of Class A-2 Units set forth herein.

     "Class A-3 Member" means at any time, any Member with Class A-3 Units in
      ----------------
the LLC, as specified in the Unit Record; collectively, the "Class A-3 Members."
                                                             -----------------

     "Class A-3 Units" are those Units of ownership interest in the LLC
      --------------
designated as Class A-3 Units pursuant to Section 5.1, which Units entail the
                                          -----------
specific rights, privileges and obligations of Class A-3 Units set forth herein.
                                               ---------

     "Class M Member" means at any time, the Member with Class M Units in the
      --------------
LLC, as specified in the Unit Record.

     "Class M Units" are those Units of ownership interest in the LLC designated
      -------------
as Class M Units pursuant to Section 5.1, which Units entail the specific
                             -----------
rights, privileges and obligations of Class M Units set forth herein.

     "Code" means the Internal Revenue Code of 1986, as amended from time to
      ----
time (or any corresponding provisions of succeeding law).

     "Default Redemption" has the meaning set forth in Section 10.3(i) hereof.
      ------------------                               ---------------

     "Depreciation" means, for each LLC taxable year, an amount equal to the
      ------------
depreciation, amortization, or other cost recovery deduction allowable for federal income tax purposes with respect to an asset for such Allocation Year, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such Allocation Year, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such LLC taxable year bears to such beginning adjusted tax basis; provided, however, that if the adjusted basis for federal income tax purposes of an asset at the beginning of such LLC taxable year is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Board.

     "Effective Date" means the date that this Agreement is executed.
      --------------

     "Emergency Redemption" has the meaning set forth in Section 10.3(g).
      --------------------                               --------------

     "Fiscal Year" has the meaning provided for in Section 8.1.
      -----------                                  -----------

     "Foreclosure Redemption" has the meaning set forth in Section 10.3(f).
      ----------------------                               ---------------

     "Forest Bank Management Easement" means an easement substantially in the
      -------------------------------
form attached hereto as Exhibit E, with such amendments and modifications as the
                        ---------
Class M Member may deem necessary or appropriate.

     "Forest Bank Management and Conservation Easement" means an easement
      ------------------------------------------------
substantially in the form attached hereto as Exhibit C, with such amendments and modifications as the Board may deem necessary or appropriate.

     "Formation Certificate" means the Certificate of Formation of the LLC filed
      ---------------------
with the Secretary of State of the State of Delaware in accordance with the Act, as such Certificate of Formation may be amended from time to time in accordance with the Act.

     "GAAP" means United States generally accepted accounting principles,
      ----
consistently applied.

     "Gross Asset Value" means, with respect to any asset, the asset's adjusted
      -----------------
basis for federal income tax purposes, except as follows:

     (i) The initial Gross Asset Value of any asset contributed by a Member to the LLC shall be the gross fair market value of such asset, as determined by an appraisal conducted by the Class M Member or any third party;

     (ii) The Gross Asset Values of all LLC assets shall be adjusted to equal their respective gross fair market values, as determined by the Board, as of the following times: (A) the acquisition of an additional interest in the LLC by any new or existing Member in exchange for more than a de minimis Capital Contribution; (B) the distribution by the LLC to a Member of more than a de minimis amount of Property as consideration for an interest in the LLC; and (C) the liquidation of the LLC within the meaning of Section 1.704-1(b)(2)(ii)(g) of the Regulations; provided, however, that adjustments pursuant to clauses (A) and
                 --------  -------
(B) above shall be made only if the Board reasonably determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the Members in the LLC;

     (iii) The Gross Asset Value of any LLC asset distributed to any Member shall be adjusted to equal the gross fair market value of such asset on the date of distribution as determined by the Board; and

     (iv) The Gross Asset Values of LLC assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code
Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to
Section 1.704-1(b)(2)(iv)(m) of the Regulations and subparagraph (vi) of the definition of "Profits" and "Losses" in this Section 13.1; provided, however, that Gross Asset Values shall not be adjusted pursuant to this subparagraph (iv) to the extent the Board determines that an adjustment pursuant to subparagraph
(ii) is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (iv).

If the Gross Asset Value of an asset has been determined or adjusted pursuant to subparagraphs (i), (ii), or (iv), such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Profits and Losses.

     "Indemnified Party" has the meaning given such term in Section 6.9.
      -----------------                                     -----------

     "Issuance Items" has the meaning given such term in Section 3.3(h).
      --------------                                     --------------

     "LLC" means the company formed pursuant to this Agreement and the company
      ---
continuing the business of this company in the event of dissolution as herein provided.

     "LLC Minimum Gain" shall have the same meaning given the term "partnership
      ----------------
minimum gain" in Section 1.704-2(b)(2) of the Regulations, and will be computed as provided in Section 1.704-2(d) in the Regulations.

     "LLC Redemption" has the meaning provided for in Section 10.3(h).
      --------------                                  ---------------

     "Liquidating Event" has the meaning given such term in Section 11.1.
      -----------------                                     ------------

     "Losses" has the meaning set forth in the definition of "Profits" and
      ------
"Losses" in this Section 13.1.
                 ------------

     "Management Agreement" means the Management Agreement entered into between
      --------------------
TNC and the LLC and attached hereto as Exhibit G, as amended from time to time.
                                       ---------

     "Manager" or "Managers" means any member of the Board of Managers.
      -------      --------

     "Member" means any Person who is a record owner of a Unit; collectively,
      ------
the "Members."
     -------

     "Member Nonrecourse Debt" has the same meaning given the term "partner
      ----------------------
nonrecourse debt" in Regulations Section 1.704-2(b)(4) of the Regulations.

     "Member Nonrecourse Debt Minimum Gain" means an amount, with respect to
      ------------------------------------
each Member Nonrecourse Debt, equal to the LLC Minimum Gain that would result if such Member Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Section 1.704-2(i)(3) of the Regulations.

     "Member Nonrecourse Deductions" has the same meaning given the term
      -----------------------------
"partner nonrecourse deductions" in Section 1.704-2(i) of the Regulations.

     "Nature Conservancy Conservation Easement" means an easement substantially
      ----------------------------------------
in the form attached hereto as Exhibit D, with such amendments and modifications
                               ---------
as the Board may deem necessary or appropriate.

     "Nonrecourse Deductions" has the same meaning as set forth in Section
      ----------------------
1.704-2(b)(1) and Section 1.704-2(c) of the Regulations.

     "Nonrecourse Liability" has the same meaning given such term in Section
      ---------------------
1.704-2(b)(3) of the Regulations.

     "Officer" means any individual appointed by the Board pursuant to Section
      -------                                                          -------
6.5, unless such individual has subsequently resigned, died or been removed.
---

     "Original Agreement" has the meaning given such term in the preamble.
      ------------------

     "Original Issue Date" means the date of the original issuance of a
      ------------------
Preferred Member's Preferred Units.

     "Person" means any individual, general partnership, limited partnership,
      ------
corporation, trust, limited liability company or other association or entity.

     "Preferred Member" means at any time, any Member holding Class A-1 Units,
      ----------------
Class A-2 Units or Class A-3 Units.

     "Preferred Return" for any class of Preferred Units means the annual
      ----------------
preferred return per Unit of such class of Preferred Units as specified in
Section 4.2 hereof.
-----------

     "Preferred Units" are Class A-1 Units, Class A-2 Units and Class A-3 Units,
      ---------------
collectively.

     "President" means the chief executive officer of the LLC appointed by the
      ---------
Board pursuant to Section 6.5, unless such individual has subsequently resigned,
                  -----------
died or been removed.

     "Profits" and "Losses" means, for each Allocation Year, an amount equal to
      -------       ------
the LLC's taxable income or loss for such Allocation Year, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code
Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

     (i) Any income of the LLC that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition of "Profits" and "Losses" shall be added to such taxable income or loss;

     (ii) Any expenditures of the LLC described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Section 1.704-1(b)(2)(iv)(i) of the Regulations, and not otherwise taken into account in computing Profits or Losses pursuant to this definition of "Profits" and "Losses" shall be subtracted from such taxable income or loss;

     (iii) In the event the Gross Asset Value of any LLC asset is adjusted pursuant to subparagraphs (ii) or (iii) of the definition of "Gross Asset Value," the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Profits or Losses;

     (iv) Gain or loss resulting from any disposition of Property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

     (v) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Allocation Year, computed in accordance with the definition of "Depreciation;"

     (vi) To the extent an adjustment to the adjusted tax basis of any LLC asset pursuant to Code Section 734(b) or Code Section 743(b) is required pursuant to
Section 1.704-1(b)(2)(iv)(m)(4) of the Regulations to be taken into account in determining Capital Accounts as a result of a distribution other than in complete redemption of a Member's Units, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account for purposes of computing Profits or Losses; and

     (vii) Any items which are specially allocated pursuant to Section 3.3 or
                                                               -----------
Section 3.4 shall not be taken into account in computing Profits or Losses.
-----------

The amounts of the items of LLC income, gain, loss or deduction available to be specially allocated pursuant to Section 3.3 and Section 3.4 shall be determined
                                -----------     -----------
by applying rules analogous to those set forth in subparagraphs (i) through (vi) above.

     "Promissory Note" means a note issued by the LLC to the Class M Member
      ---------------
pursuant to Section 2.5, which shall be a two year note with interest payable
            -----------
quarterly and principal due on maturity and which shall be on terms no more favorable to the Class M Member than terms that the LLC could obtain from a disinterested third party lender at the time of the loan.

     "Property" means all real and personal property acquired and held by the
      --------
LLC and any improvements thereto and shall include Timber Rights and both tangible and intangible property.

     "Redemption Notice" has the meaning set forth in Section 10.3(a).
      -----------------                               ---------------

     "Redemption Price" means the amount payable per Unit upon redemption of
      ----------------
such Unit as permitted hereunder, which amount is set forth in Section 10.3
                                                               ------------
hereof. Unless otherwise specified in Section 10.3 hereof, the Redemption Price
                                      ------------
shall be $1.00 per Preferred Unit.

     "Regulations" means the final or temporary regulations promulgated under
      -----------
the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

     "Regulatory Allocations" has the meaning set forth in Section 3.4.
      ----------------------                               -----------

     "Revaluation Threshold" for a Preferred Member's Timber Rights is the
      --------------------
initial Gross Asset Value of such Timber Rights on the Original Issue Date increased by 9.5% per annum (compounded annually) from the Original Issue Date with respect to the Preferred Units associated with such Timber Rights.

     "Revalued Fair Market Value" has the meaning provided for in Section 9.4.
      --------------------------                                  -----------

     "Secretary" means the officer appointed by the Board to serve as secretary
      ---------
for all meetings of the Board and the Members pursuant to Section 6.5, unless
                                                          -----------
such individual has subsequently resigned, died or been removed.

     "Service" means the Internal Revenue Service of the United States of
      -------
America or any successor federal government agency or agencies with similar regulatory and enforcement authority.

     "Subscription Agreement" means an agreement between a new Member and the
      ----------------------
LLC in the form attached hereto as Exhibit F and in form and substance
                                   ---------
reasonably satisfactory to the Class M Member.

     "Successor Manager" shall mean a manager selected to replace TNC as manager
      -----------------
pursuant to the Management Agreement in compliance with the terms of this Agreement, including but not limited to Section 1.3 hereof.
                                        -----------

     "Tax Matters Partner" has the meaning given such term in Section 7.2(a).
      -------------------                                     -------------

     "Timber Rights" means the rights evidenced by the Forest Bank Management
      -------------
and Conservation Easements and the Forest Bank Management Easements contributed by Members to the LLC.

     "TNC" has the meaning given such term in the preamble.
      ---

     "Transfer" means, as a noun, any voluntary or involuntary transfer, sale,
      -------
pledge, hypothecation or other disposition or encumbrance and, as a verb, voluntarily or involuntarily to transfer, sell, pledge, hypothecate or otherwise dispose of or encumber.

     "Transferee" means any Person who has acquired a beneficial interest in the
      ----------
Units of a Member of the LLC.

     "Transferor" means any Member who has Transferred or who is Transferring
      ----------
all or any part or interest in its Units.

     "Unit" means a portion of the ownership interest in the LLC (including
      ----
Class A-1 Units, Class A-2 Units, Class A-3 Units and Class M Units), including any and all benefits to which the holder of such Unit may be entitled as provided in this Agreement, together with all obligations of such Member to comply with the terms and provisions of this Agreement.

     "Unit Record" has the meaning given such term in Section 5.2.
      -----------                                     -----------

13.2. Construction. Every covenant, term and provision of this Agreement shall
      ------------
be construed according to its fair meaning and not for or against any Member. For the purpose of this Agreement, any definition incorporating, by reference to the Code or the Regulations, the term "partner" or "partnership" shall mean "Member" or "LLC," respectively. Words such as "herein," "hereinafter," "hereof," and "hereunder" refer to this Agreement as a whole, unless the context otherwise requires.

13.3. Headings. Article and Section headings contained in this Agreement are for
      --------
reference purposes only and are not intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

13.4. Variation of Pronouns. All pronouns and any variations thereof shall be
      ---------------------
deemed to refer to masculine feminine or neuter, singular or plural, as the identity of the Person or Persons may require.

13.5. Incorporation by Reference. Every exhibit, schedule and other appendix
      --------------------------
attached to this Agreement and referred to herein is hereby incorporated in this Agreement by reference.

                                   ARTICLE XIV

                                  MISCELLANEOUS

14.1. Notices. Any notice or other communication required or permitted hereunder
      -------
shall be in writing and shall be deemed to have been duly given on the date of service if served personally; 3 business days after the date of mailing, if mailed, by first class mail, registered or certified, postage prepaid; 1 business day after delivery to the courier if sent by private receipt courier guaranteeing next day delivery, delivery charges prepaid, and in each case, addressed to such Member at the address shown for such Member in the Unit Record or at such other place as the respective Member may, from time to time, designate in a written notice to the other Members. All communications among Members in the normal course of the business of the LLC shall be deemed sufficiently given if sent by regular mail, postage prepaid.

14.2. Binding Effect. Except as otherwise provided in this Agreement, every
      --------------
covenant, term and provision of this Agreement shall be binding upon and inure to the benefit of the Members and their respective heirs, legatees, legal representatives, successors, transferees and assigns.

14.3. Creditors. None of the provisions of this Agreement shall be for the
      ---------
benefit of or enforced by any creditor of the LLC or any Member.

14.4. Remedies Cumulative. No remedy herein conferred upon any party is intended
      -------------------
to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. No single or partial exercise by any party of any right, power or remedy hereunder shall preclude any other or further exercise thereof.

14.5. Severability. Every provision of this Agreement is intended to be
      ------------
severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or legality of the remainder of this Agreement.

14.6. Further Action. Each Member agrees to perform all further acts and
      --------------
execute, acknowledge and deliver any documents which may be reasonably necessary, appropriate or desirable to carry out the provisions of this Agreement.

14.7. Governing Law. The laws of the State of Delaware shall govern the validity
      -------------
of this Agreement, the construction of its terms, and the interpretation of the rights and duties of the Members, without regard to the principles of conflicts of laws.

14.8. Waiver of Action for Partition. Each of the Members irrevocably waives any
      ------------------------------
right that it may have to maintain any action for partition with respect to any of the Property of the LLC.

14.9. Counterpart Execution. This Agreement may be executed in any number of
      ---------------------
counterparts with the same effect as if all of the Members had signed the same document. All counterparts shall be construed together and shall constitute one agreement.

     IN WITNESS WHEREOF, the parties have entered into this Agreement as of the day first above set forth.


CLASS M MEMBER:                       THE NATURE CONSERVANCY


                                      By:
                                         _______________________________________
                                      Name:
                                      Title:

                               SIGNATURE PAGE FOR
                                 CLASS A MEMBERS
                                       OF
                              THE FOREST BANK, LLC


     The undersigned, as a Class A Member of The Forest Bank, LLC, ("Forest Bank") a Delaware limited liability company, hereby agrees to all of the terms of the Amended and Restated Limiting Liability Company Agreement for Forest Bank, dated as of May __, 2001, and agrees to be bound by the terms and provisions thereof.

                                      ______________________________________

                                      Print Name:___________________________

                                      Date:_________________________________



                                          EXHIBIT A-1
                                          -----------

Certificate Number _________________                    ____________________  Class A-1 Units

                            CERTIFICATE OF CLASS A-1 MEMBERSHIP IN

                                     THE FOREST BANK, LLC
         a limited liability company organized under the laws of the State of Delaware


THIS CERTIFIES THAT _________________________________________________________ is the owner of

                                 (______)  fully  paid and  non-assessable  CLASS  A-1  UNITS
                                 (stated  value $1.00 each) of membership of THE FOREST BANK,
                                 LLC, a limited liability company organized under the laws of the State of Delaware (the "LLC"),  on the books of the LLC.
                                 Terms and conditions of  distribution  payments,  as well as the rights of any holder of the CLASS A-1 UNITS  represented hereby to require  the LLC to redeem  these  CLASS A-1 UNITS
                                 (using the  Notice of  Redemption  set forth on the  reverse side hereof) and other rights of such holder, are subject to and set  forth  more  fully  in  that  certain  Amended  and
                                 Restated  Limited  Liability  Company  Agreement  of the LLC
                                 dated as of  _____,  2001,  as the same  may be  amended  or modified from time to time in accordance therewith (the "LLC
                                 Agreement").


In Witness whereof, the LLC has caused this Certificate to be signed by its duly authorized manager or officer on this _____ day of _________, ____________.


Original Issue Date: ___________________          ______________________________________
                                                  PRESIDENT


                          [Reverse side of EXHIBIT A-1]

                              Notice Of Redemption
                              --------------------

         If you want to cause the LLC to redeem all or a part of the Units represented by this Certificate check the box: [ ]

     Please indicate the type of redemption you are requesting:

[ ] Built-In Gain Redemption;  [ ] Emergency Redemption;  [ ] Foreclosure
     Redemption;  [ ] Other Redemption;

         If you want to cause the LLC to redeem less than all of the Units represented by this Certificate please state the number of Units that you are requesting that the LLC redeem: _________________________. Note that if you are requesting an Emergency Redemption you must request a redemption of no less than 25% of the Units represented by this Certificate.

         The Redemption Price for the Units to be redeemed shall be the amount set forth in Section 10.3 of the Amended and Restated Limited Liability Company
             ------------
Agreement of the LLC.

         If you are a Member requesting a Regular Redemption, a Built-In Gain Redemption, or an Emergency Redemption, please provide the following information and sign below.

Your signature:__________________________________         Date:_______________
(Sign exactly as your name appears on the other side of this Certificate)

Address for Payment (If different from the Address on the Unit Record of the LLC):

___________________________________
___________________________________
___________________________________

     If you are a Bona Fide Lender requesting a Foreclosure Redemption, please provide the following information and sign below.

Date:             ________________________

         Name of Lender: ________________________

Address:          ________________________
                  ________________________
                  ________________________
                  ________________________


Phone Number:     ________________________

         Officer's Signature:    ________________________

Title:            ________________________

     Please attach a copy of the security agreement to which this Certificate is subject.



                                          EXHIBIT A-2
                                          -----------

Certificate Number _________________                    ____________________  Class A-2 Units

                            CERTIFICATE OF CLASS A-2 MEMBERSHIP IN

                                     THE FOREST BANK, LLC
         a limited liability company organized under the laws of the State of Delaware


THIS CERTIFIES THAT _________________________________________________________ is the owner of

                                 (_____)  fully  paid  and  non-assessable  CLASS  A-2  UNITS
                                 (stated  value $1.00 each) of membership of THE FOREST BANK,
                                 LLC, a limited liability company organized under the laws of the State of Delaware (the "LLC"),  on the books of the LLC.
                                 Terms and conditions of  distribution  payments,  as well as the rights of any holder of the CLASS A-2 UNITS  represented hereby to require  the LLC to redeem  these  CLASS A-2 UNITS
                                 (using the  Notice of  Redemption  set forth on the  reverse side hereof) and other rights of such holder, are subject to and set  forth  more  fully  in  that  certain  Amended  and
                                 Restated  Limited  Liability  Company  Agreement  of the LLC
                                 dated as of  _____,  2001,  as the same  may be  amended  or modified from time to time in accordance therewith (the "LLC
                                 Agreement").

In Witness whereof, the LLC has caused this Certificate to be signed by its duly authorized manager or officer on this _____ day of _________, ____________.


Original Issue Date: ___________________          ______________________________________
                                                  PRESIDENT



                          [Reverse side of EXHIBIT A-2]

                              Notice Of Redemption
                              --------------------

         If you want to cause the LLC to redeem all or a part of the Units represented by this Certificate check the box: [ ]

     Please indicate the type of redemption you are requesting:

[ ] Built-In Gain Redemption;  [ ] Emergency Redemption;  [ ] Foreclosure
     Redemption;  [ ] Other Redemption;

         If you want to cause the LLC to redeem less than all of the Units represented by this Certificate please state the number of Units that you are requesting that the LLC redeem: _________________________. Note that if you are requesting an Emergency Redemption you must request a redemption of no less than 25% of the Units represented by this Certificate.

         The Redemption Price for the Units to be redeemed shall be the amount set forth in Section 10.3 of the Amended and Restated Limited Liability Company
             ------------
Agreement of the LLC.

         If you are a Member requesting a Regular Redemption, a Built-In Gain Redemption, or an Emergency Redemption, please provide the following information and sign below.

Your signature:__________________________________         Date:_______________
(Sign exactly as your name appears on the other side of this Certificate)

Address for Payment (If different from the Address on the Unit Record of the LLC):

___________________________________
___________________________________
___________________________________

     If you are a Bona Fide Lender requesting a Foreclosure Redemption, please provide the following information and sign below.

Date:             ________________________

         Name of Lender: ________________________

Address:          ________________________
                  ________________________
                  ________________________
                  ________________________


Phone Number:     ________________________

         Officer's Signature:    ________________________

Title:            ________________________

     Please attach a copy of the security agreement to which this Certificate is subject.



                                          EXHIBIT A-3
                                          -----------

Certificate Number _________________                    ____________________  Class A-3 Units

                            CERTIFICATE OF CLASS A-3 MEMBERSHIP IN

                                     THE FOREST BANK, LLC
         a limited liability company organized under the laws of the State of Delaware


THIS CERTIFIES THAT _________________________________________________________ is the owner of

                                 (_______)  fully  paid and  non-assessable  CLASS  A-3 UNITS
                                 (stated  value $1.00 each) of membership of THE FOREST BANK,
                                 LLC, a limited liability company organized under the laws of the State of Delaware (the "LLC"),  on the books of the LLC.
                                 Terms and conditions of quarterly  distribution payments end at such required annual redemption, as well as the rights of any  holder of the CLASS  A-3  UNITS  represented  hereby to require the LLC to redeem  these CLASS A-3 UNITS  (using the
                                 Notice of  Redemption  set forth on the reverse side hereof)
                                 and other  rights of such  holder,  are  subject  to and set forth  more  fully  in that  certain  Amended  and  Restated
                                 Limited  Liability  Company Agreement of the LLC dated as of
                                 _____,  2001,  as the same may be amended or  modified  from time to time in accordance therewith (the "LLC Agreement").



In Witness whereof, the LLC has caused this Certificate to be signed by its duly authorized manager or officer on this _____ day of _________, ____________.


Original Issue Date: ___________________          ______________________________________
                                                  PRESIDENT



                          [Reverse side of EXHIBIT A-3]


                              Notice Of Redemption
                              --------------------

         If you want to cause the LLC to redeem all or a part of the Units represented by this Certificate check the box: [ ]

     Please indicate the type of redemption you are requesting:

[ ] Built-In Gain Redemption;  [ ] Emergency Redemption;  [ ] Foreclosure
     Redemption;  [ ] Other Redemption;

         If you want to cause the LLC to redeem less than all of the Units represented by this Certificate please state the number of Units that you are requesting that the LLC redeem: _________________________. Note that if you are requesting an Emergency Redemption you must request a redemption of no less than 25% of the Units represented by this Certificate.

         The Redemption Price for the Units to be redeemed shall be the amount set forth in Section 10.3 of the Amended and Restated Limited Liability Company
             ------------
Agreement of the LLC.

         If you are a Member requesting a Regular Redemption, a Built-In Gain Redemption, or an Emergency Redemption, please provide the following information and sign below.

Your signature:__________________________________         Date:_______________
(Sign exactly as your name appears on the other side of this Certificate)

Address for Payment (If different from the Address on the Unit Record of the LLC):

___________________________________
___________________________________
___________________________________

     If you are a Bona Fide Lender requesting a Foreclosure Redemption, please provide the following information and sign below.

Date:             ________________________

         Name of Lender: ________________________

Address:          ________________________
                  ________________________
                  ________________________
                  ________________________


Phone Number:     ________________________

         Officer's Signature:    ________________________

Title:            ________________________

     Please attach a copy of the security agreement to which this Certificate is subject.



                                           EXHIBIT B
                                           ---------

Certificate Number _________________                      ____________________  Class M Units

                             CERTIFICATE OF CLASS M MEMBERSHIP IN

                                     THE FOREST BANK, LLC
         a limited liability company organized under the laws of the State of Delaware


THIS CERTIFIES THAT _________________________________________________________ is the owner of

                                 (___________)  fully paid and  non-assessable  CLASS M UNITS
                                 (stated  value $1.00 each) of membership of THE FOREST BANK,
                                 LLC, a limited liability company organized under the laws of the State of Delaware (the "LLC"),  on the books of the LLC.
                                 The  rights of any  holder of the CLASS M UNITS  represented hereby,  are  subject  to and set forth  more  fully in that certain Limited  Liability  Company Agreement of the LLC, as the same may be  amended  or  modified  from time to time in accordance therewith.

In Witness whereof,  the LLC has caused this Certificate to be signed by its duly authorized manager or officers on this _____ day of ____________, _______________.




Original Issue Date: ___________________          ______________________________________
                                                  PRESIDENT


                                    EXHIBIT C
                                    ---------

          Form of the Forest Bank Management and Conservation Easement

                                    EXHIBIT D
                                    ---------

              Form of the Nature Conservancy Conservation Easement

                                    EXHIBIT E
                                    ---------

                   Form of the Forest Bank Management Easement

                                    EXHIBIT G
                                    ---------

                              Management Agreement